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                                                                   EXHIBIT 10.03

                               GLOBAL MACRO TRUST
                           (A DELAWARE BUSINESS TRUST)

                              WHOLESALING AGREEMENT

                                                                   ______ , 200_

[Wholesaler]


Dear Sirs:

      MILLBURN RIDGEFIELD CORPORATION, a Delaware corporation (THE "MANAGING OWNER"), has caused the formation of a business trust pursuant to the Delaware Statutory Trust Act (the "Delaware Act") under the name, GLOBAL MACRO TRUST (THE "TRUST"), for the purpose of engaging in speculative trading of futures and forward contracts, options on futures and forward contracts and other commodity interests, implementing the systematic trading methods of the Managing Owner. The Trust is engaged in a public offering of units of beneficial interest in the Trust (the "Units") through UBS PaineWebber, Inc. (the "Selling Agent"), on a best-efforts basis pursuant to the Selling Agreement dated as of April 1, 2002 among the Managing Owner, the Selling Agent, and the Trust (the "Selling Agreement"), a copy of which has been furnished to you. In connection with the public offering, the Trust has filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Units (Reg. No. 333-67072) which because effective on March 26, 2002, and as part thereof a prospectus (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus together with all amendments and supplements thereto in the forms filed with the SEC pursuant to Rule 424 under the Act shall be referred to herein as the "Prospectus"). Other selling agents, including those introduced by wholesalers ("Wholesalers") to us (the "Additional Selling Agents" and together with the Selling Agent, the "Selling Agents"), may be selected by the Managing Owner with the consent of the Selling Agent. You have agreed to act as a wholesaler. We confirm our agreement with you as follows.

     1.   APPOINTMENT AND UNDERTAKINGS OF THE WHOLESALER

     (a) Subject to the terms and conditions set forth in this Agreement, the Selling Agreement and the Registration Statement, the Wholesaler is hereby appointed, and hereby accepts such appointment, as one of the Trust's nonexclusive wholesalers to identify and introduce to us one or more Additional Selling Agents. It is understood and agreed that the Managing Owner, with the consent of the Selling Agent, may retain other selling agents (including those introduced by the Wholesaler or other Wholesalers) and that the Additional Selling Agent or any other Additional Selling Agent, with the consent of the Selling Agent and Managing Owner in their sole discretion, may retain correspondent selling agents ("Correspondents"). The Wholesaler agrees to comply with the terms and conditions of this Agreement.



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     (b)  The Wholesaler agrees to use diligent efforts, so long as this
Agreement and the Selling Agreement remain in effect, to identify and introduce to us one or more Additional Selling Agents, each of which shall agree to offer and sell the Units on a best-efforts basis without any commitment on the Additional Selling Agent's part to purchase any Units pursuant to an Additional Selling Agent Agreement (the form of which is attached as Exhibit A to the Selling Agreement).

     (c) The Wholesaler covenants and agrees to wholesale Units through registered broker-dealers which are member of the National Association of Securities Dealers, Inc. ("NASD") and which have signed Additional Selling Agent Agreements. The Wholesaler's wholesaling activities will consist primarily of providing sales literature and other information, all of which shall have been prepared or approved by the Trust and the Managing Owner, concerning the Trust to qualified broker-dealers and their principals and Registered Representatives who will be participating in the offering of Units and assisting such person in marketing Units and in providing additional services on an ongoing basis to Unitholders. The Wholesaler may participate in presentations to prospective investors, receive or handle any part of the purchase price paid for Units or effect any transactions in Units.

     (d) The Wholesaler shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Requirements" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Selling Agent by the Managing Owner's counsel, a copy of which has been provided to the Wholesaler and will be provided by the Managing Owner to each Additional Selling Agent introduced by the Wholesaler. The Wholesaler shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Wholesaler solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Managing Owner has not informed the Wholesaler that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Wholesaler may not lawfully engage.

     (e) The Wholesaler further covenants and agrees to comply with any terms and conditions of the Selling Agreement applicable to Additional Selling Agents and the provisions of Sections 1(f)(i) and (ii) hereof applicable to Additional Selling Agents.

     (f) The Wholesaler has received a copy of the Prospectus and, if requested, a copy of the Registration Statement as amended to the date hereof. The Wholesaler further acknowledges, and agrees to assist each Additional Selling introduced by it (references hereafter in this Agreement, except Sections 7 and 9, to Additional Selling Agent(s) shall mean only those Additional Selling Agent(s) introduced to us by the Wholesaler) in compliance with, the following:


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          (i)  Units shall be offered at the offering price and minimum amounts and on the other terms and conditions set forth in the Prospectus and the Selling Agreement. The Additional Selling Agents shall offer and sell Units only to persons and entities who satisfy the suitability and/or investment requirements set forth in the Prospectus and the subscription agreements attached thereto and who, to the Managing Owner's satisfaction, complete the subscription agreements and related subscription documents used in connection with the offering of the Units (the "Subscription Documents") and remit good funds for the full subscription price. An Additional Selling Agent shall not forward to the Managing Owner any Subscription Documents that are not in conformity with the requirements specified in the Prospectus and in the Subscription Documents appropriate for the particular subscriber or that represents the subscription of a person or entity not satisfying the suitability and/or investment requirements applicable to such person or entity. No Additional Selling Agent shall execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

            An Additional Selling Agent shall not recommend the purchase of Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. In addition to submitting such information to the Managing Owner, the Additional Selling Agent shall agree to maintain files, as required by NASD and state securities examiners, of information disclosing the basis upon which the Additional Selling Agent determined suitability as to each subscriber. In connection with making the foregoing representations and warranties, the Additional Selling Agent shall further represent and warrant that it has, among other things, examined the following sections in the Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Additional Selling Agent has deemed necessary appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:

                  "The Risks You Face"
                  "Investment Factors"
                  "Performance of the Trust"
                  "The Managing Owner"
                  "Use of Proceeds"
                  "Charges"
                  "Redemptions; Net Asset Value"
                  "Conflicts of Interest"
                  "The Trust and the Trustee"
                  "Federal Income Tax Aspects"


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                  "The Futures and Forward Markets"
                  "Supplemental Performance Information"

            In connection with making the representations and warranties set forth in this paragraph, the Additional Selling Agent shall not rely on inquiries made by or on behalf of any other parties.

            The Additional Selling Agents shall inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

            The Additional Selling Agent shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Requirements" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Selling Agent by the Managing Owner's counsel, a copy of which has been provided to each Additional Selling Agent. An Additional Selling Agent shall represent and warrant that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Additional Selling Agent solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Additional Selling Agent shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Managing Owner has not informed the Additional Selling Agent that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or
      (ii) in which the Additional Selling Agent may not lawfully engage.

            Each Additional Selling Agent shall further agree to comply with the requirement under applicable federal and state securities laws to deliver to each offeree a Prospectus and any amendments or supplements thereto (including summary financial information). Neither the Additional Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Trust and the Managing Owner.

            (ii) The additional services that an Additional Selling Agent will provide on an ongoing basis to Unitholders at no charge will include but not be limited to: (i) inquiring of the Managing Owner from time to time, at the request of Unitholders, as to the Net Asset Value of a Unit,
      (ii) inquiring of the Managing Owner from time to time at the request of the Unitholders, as to the commodities markets and the activities of the Fund, (iii) assisting, at the request of the Managing Owner, in the redemption of Units sold by the Additional Selling Agent, (iv) responding to question of Unitholders from time to time with respect to monthly account statements, annual reports, financial statements, and annual tax information furnished to Unitholders, and (v) providing such



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      other services to the owners of Units as the Managing Owner may, from time to time, reasonably request.

            All payments for subscriptions shall be made as described in the Selling Agreement and the Prospectus.

      (g) The Wholesaler (i) acknowledges that, other than as set forth herein, it is not authorized to act as agent of the Managing Owner or the Trust in any connection or transaction and (ii) agrees not to so act or to purport to so act.

      2.    COMPENSATION

      (a) In consideration for the Wholesaler performing the obligations under this Agreement, the Managing Owner shall pay the Wholesaler, from the Managing Owner's own funds, a selling commission of _% of the subscription value of the Unit(s) sold by each Additional Selling Agent (it being understood that the Managing Owner shall pay each Additional Selling Agent's share of selling commission, ongoing compensation, installment selling commissions or administrative fees directly to such Additional Selling Agent in accordance with the applicable Additional Selling Agent Agreement). Such commissions will be paid in respect of each subscription as promptly as practicable after each month-end closing.

      (b) The Wholesaler shall receive ongoing compensation, payable quarterly by the Managing Owner, of _% (a _% annual rate) of the month-end Net Asset Value of the Units sold by a Registered Representative of an Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) assuming
(i) the continued registration of the Wholesaler with the Commodity Futures Trading Commission (the "CFTC") as a futures commission merchant or introducing broker and continued membership with the National Futures Association ("NFA") in such capacity and (ii) the Wholesaler's compliance with the additional requirements described in subsection 1 (d), registration of Wholesaler's registered representatives with the CFTC and compliance with applicable proficiency requirements by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam and provision of the additional services described in subsection 1(f)(ii). Such ongoing compensation shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit. Such ongoing compensation will be paid by the Managing Owner from its own funds. For purposes of determining when ongoing compensation should begin to accrue, Units shall not be deemed to be sold until the day Units are issued, and in either case not the day when subscriptions are accepted by the Managing Owner or subscriptions funds are received by the Trust.

      Furthermore, the Managing Owner shall not compensate the Wholesaler unless the Wholesaler is legally qualified and permitted to receive such compensation.

      If the Wholesaler (or its registered representatives) is not qualified to receive ongoing compensation as set forth above or does not provide the additional services described above in Section 1(f)(ii), the Managing Owner will pay the Wholesaler installment selling commissions at the same rate as in the case of ongoing compensation, but the sum of such installment selling commissions and the initial selling commission paid to the Wholesaler and each Additional



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Selling Agent and administrative fees paid to each Additional Selling Agent in respect of sales of Units to participants in such Additional Selling Agents "wrap account" program, which Units participate in such program, is limited in amount, pursuant to applicable NASD policy, to 9.5% of the initial subscription price of the Units sold by each Registered Representative of such Additional Selling Agent; provided, that no such installment selling commissions shall be payable until the Managing Owner and the Wholesaler determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD on aggregate compensation which may be received by the Selling Agents.

      The Wholesaler shall not, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

      (c) Notwithstanding any other provision of this Agreement to the contrary, the Managing Owner shall have sole discretion to accept or reject any subscription for the Units in whole or in part.

      (d) The Managing Owner agrees to make all payments to the Wholesaler pursuant to this Section 2 within 15 business days following the end of each calendar quarter in which compensation is earned.

      3.    REPRESENTATIONS AND WARRANTIES OF THE MANAGING OWNER

      The Managing Owner hereby represents and warrants as follows:

      (a) The Trust is a business trust duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Prospectus. The Trust is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Unitholders and in which the nature or conduct of its business as described in the Registration Statement requires such qualification and the failure to be so qualified would materially adversely affect the Trust.

      (b) The Managing Owner is, and will continue to be so long as it is the managing owner of the Trust, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would materially adversely affect the Trust or the Managing Owner's ability to perform its obligations hereunder.

      (c) The Trust and the Managing Owner each have full trust and corporate power and authority, as the case may be, under applicable law to perform its respective obligations under this Agreement, and to conduct its business as described in the Registration Statement and Prospectus.


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      (d)  Since the respective dates as of which information is given in the
Registration Statement and the Prospectus, there have not been any adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust, whether or not arising in the ordinary course of business.

      (e) This Agreement has been duly and validly authorized, executed and delivered by the Managing Owner on behalf of the Trust and by the Managing Owner, and constitutes a valid, binding and enforceable agreement of the Trust and the Managing Owner in accordance with its terms.

      (f) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein and in the Prospectus: (i) will not constitute a breach of, or default under, any instrument or agreement by which the Managing Owner or the Trust, as the case may be, or any of their property or assets is bound, or any statute, order, rule or regulation applicable to the Managing Owner or the Trust, as the case may be, of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust, as the case may be; (ii) will not result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Managing Owner or the Trust; (iii) will not give any party a right to terminate its obligations or result in the acceleration of any obligations under any material instrument or agreement by which the Managing Owner or the Trust, as the case may be, or any of their respective property or assets is bound; and
(iv) will not result in any material liability (other than such as may be contemplated hereby) on the part of either the Managing Owner or the Trust.

      (g) Except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending nor, to the best of the Managing Owner's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust or which is required to be disclosed in the Registration Statement or Prospectus pursuant to the CEA, the 1933 Act, the Regulations of the CFTC or SEC.

      (h) The Managing Owner and each of its principals and employees have, and will continue to have so long as it is the managing owner of the Trust, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the Managing Owner (either on behalf of itself or its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus (including, without limitation, registration (i) as a commodity pool operator and commodity trading advisor under the CEA, (ii) membership in the NFA as a commodity pool operator and commodity trading advisor, and (iii) as a "transfer agent" with the Securities and Exchange Commission), and this Agreement and the performance of such obligations will not contravene or result in a breach of any provision of the Managing Owner's certificate of incorporation, by-



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laws or any agreement, instrument, order, law or regulation binding upon it or any of its employees or principals.

      (i) The Managing Owner has the financial resources necessary to meet its obligations to the Wholesaler hereunder.

      4.    REPRESENTATIONS AND WARRANTIES OF THE WHOLESALER

      The Wholesaler hereby represents and warrants as follows:

      (a) The Wholesaler is a __________ duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has power and authority to enter into and carry out its obligations under this Agreement.

      (b) The Wholesaler has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as broker-dealer with the SEC, membership in such capacity in the NASD, and registration and qualification under the laws of each state in which the Wholesaler will offer and sell Units); the performance by the Wholesaler of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

      (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Wholesaler and is a valid and binding agreement of the Wholesaler enforceable against the Wholesaler in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

      (d) Neither the Wholesaler nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material for an investor's decision to purchase the Units which are not disclosed to the Trust and the Managing Owner.

      5.    COVENANTS OF THE MANAGING OWNER

      (a) The Managing Owner will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective and
(ii) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

      (b) The Managing Owner will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the


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1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Wholesaler may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

      (c) The Managing Owner will furnish to the Wholesaler a reasonable number of copies of any amendment or amendments of, or supplement or supplements to, the Prospectus which will amend or supplement the Prospectus.

      6.    INDEMNIFICATION

      (a) The Managing Owner shall indemnify, hold harmless, and defend the Wholesaler and any person who controls the Wholesaler within the meaning of
Section 15 of the 1933 Act, to the same extent, and subject to the same conditions and procedural requirements, that the Managing Owner agrees to indemnify the Additional Agents pursuant to Section 8 of the Additional Selling Agent Agreement. The Wholesaler agrees that in no event shall the Trust be liable for any loss, liability, claim, damage or expense whatsoever suffered by the Wholesaler in connection with the offering of Units or this Agreement.

      (b) The Wholesaler shall indemnify, hold harmless, and defend the Trust and the Managing Owner and any person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Wholesaler of its representations, warranties, obligations and undertakings set forth in this Agreement.

      7. RELATIONSHIP OF WHOLESALERS, ADDITIONAL SELLING AGENTS AND THE MANAGING OWNER

      The obligations of each of the Wholesalers and Additional Selling Agents, (including their Correspondents) are several and not joint. Nothing herein contained shall constitute the Wholesalers, Additional Selling Agents (including Correspondents), or any of them, as an association, partnership, unincorporated business or other separate entity, but the Wholesaler shall be liable for its proportionate share of any tax, liability or expense based on any claim to the contrary. The Managing Owner and the Trust shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Managing Owner and the Trust in this Agreement.

      8.    TERMINATION

      (a) This Agreement shall terminate on the earlier of (i) such date as the Managing Owner or Wholesaler may determine by giving __ days' prior written notice to the other, (ii) the termination of the offering of the Units or (iii) by the Managing Owner, without notice, upon breach by the Wholesaler of, or non-compliance by the Wholesaler with, any material term of this Agreement.

      (b) The termination of this Agreement for any reason set forth in Sections 8(a)(i) or 8(a)(ii) shall not affect (i) the ongoing obligations of the Managing Owner to pay selling commissions, ongoing compensation or installment selling commissions accrued prior to the termination hereof, (ii) the Wholesaler's obligations under the second sentence of Section 7


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hereof or (iii) the indemnification obligations under Section 6 hereof. In the event this Agreement is terminated pursuant to Section 8(a)(iii), the Managing Owner may withhold accrued but unpaid selling commissions and ongoing compensation or installment selling commissions due the Wholesaler until the Managing Owner has been put in the same financial position as it would have been in absent such breach or non-compliance.

      9.    CONFIDENTIALITY

      (a) The Managing Owner hereby covenants and agrees that under no circumstances will it solicit any of the Wholesaler's customers whose names become known to the Managing Owner in connection with the offering of the Units. The Managing Owner agrees that it will take such steps to ensure the confidentiality of the Wholesaler's client list as the Wholesaler may reasonably request.

      (b) The Wholesaler hereby covenants and agrees that under no circumstances will it solicit any customer of any other Wholesaler or any Additional Selling Agent for the Trust whose name becomes known to the Wholesaler in connection with the offering of the Units. The Wholesaler agrees that it will take such steps to ensure the confidentiality of any other Wholesaler's or any Additional Selling Agent's client list as the owner of such list may reasonably request. The Wholesaler further covenants and agrees not to solicit any selling agent which has been introduced to the Managing Owner by any other Wholesaler or any Additional Selling Agent.

      10.   MISCELLANEOUS

      (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that a party hereto may not assign any rights, obligations, or liabilities hereunder without the prior written consent of the other parties.

      (b) All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered or, when given by registered mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

      if to the Managing Owner or Trust:

            Millburn Ridgefield Corporation
            411 West Putnam Avenue
            Greenwich, Connecticut 06830

      if to the Wholesaler:


            ----------------------------

            ----------------------------

            ----------------------------



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      (c)  This Agreement shall be governed by, and construed in accordance with, the law of the State of Connecticut without regard to the principles of choice of law thereof.

      (d) All captions used in this Agreement are for convenience only, are not a part hereof, and are not to be used in construing or interpreting any aspect hereof.

      (e) This Agreement may be executed in counterparts, each such counterpart to be deemed an original, but which all together shall constitute one and the same instrument.

      (f) This Agreement may not be amended except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

      (g) The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.




















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      If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us in accordance with its terms.

                        Very truly yours,

                        GLOBAL MACRO TRUST

                        By:    MILLBURN RIDGEFIELD CORPORATION,
                               Managing Owner

                        By:
                               ---------------------------------------------
                               Name:
                               Title:

                               MILLBURN RIDGEFIELD CORPORATION

                        By:
                               ---------------------------------------------
                               Name:
                               Title:




CONFIRMED AND ACCEPTED

[Wholesaler]

By:
       --------------------------
       Name:
       Title:














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